                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Simon P. Westbrook,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge,
IN Media  Corporation's  Annual  Report on Form 10-K/A for the fiscal year ended
December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d)
of the Securities  Exchange Act of 1934 and that  information  contained in such
Annual  Report on Form 10-K/A  fairly  presents  in all  material  respects  the financial  condition and results of operations of IN Media Corp.  (formerly Tres
Estrellas Enterprises, Inc.).

Date: November 14, 2011                  By: /s/ Simon P. Westbrook
                                             -----------------------------------
                                         Name:  Simon P. Westbrook
                                         Title: Chief Financial Officer &
                                                Principal Accounting Officer